Exhibit 10.3

Execution Version

AMENDMENT NO. 9 TO CREDIT AGREEMENT

AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of March 19, 2026 (this “Amendment”), by and among MISSION BROADCASTING, INC., a Delaware corporation (the “Borrower”), each other Loan Party and each Mission Equity Holder party hereto, BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), each of the Lenders identified on the signature pages hereto and each of the other parties hereto as Group Lenders under the Existing Nexstar Credit Agreement (as defined below) (including Bank of America, N.A. in its capacity as Term B-6 Lender).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 17, 2017 (as amended by Amendment No. 1, dated as of July 19, 2017, Amendment No. 2, dated as of October 26, 2018, Amendment No. 3, dated as of September 3, 2020, Amendment No. 4, dated as of June 3, 2021, Amendment No. 5, dated as of June 3, 2021, Amendment No. 6, dated as of June 21, 2022, Amendment No. 7, dated as of June 6, 2023, Amendment No. 8, dated as of June 27, 2025, and as further amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the Administrative Agent and each lender from time to time party thereto (capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”), or if no longer defined in the Amended Credit Agreement, in the Existing Credit Agreement);

WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, the Borrower, the Administrative Agent, the Lenders party hereto and the other parties hereto desire to amend the Existing Credit Agreement as set forth herein;

WHEREAS, each Group Lender party hereto (which Group Lenders, for the avoidance of doubt, constitute the Majority Lenders) hereby consents, on the terms and subject to the conditions set forth herein, to the amendments to the Existing Credit Agreement as set forth herein; and

WHEREAS, concurrently with the effectiveness of this Amendment, the Nexstar Borrower intends to enter into an amendment (the “Nexstar Amendment”) to the Nexstar Credit Agreement (as in effect immediately prior to the Nexstar Amendment, the “Existing Nexstar Credit Agreement”; and as amended by the Nexstar Amendment, the “Amended Nexstar Credit Agreement”; and the Amended Nexstar Credit Agreement together with the Amended Credit Agreement, the “Group Amended Credit Agreements”) to, among other things, incur (x) Term A-8 Loans (as defined in the Amended Nexstar Credit Agreement) and (y) Term B-6 Loans (as defined in the Amended Nexstar Credit Agreement), the proceeds of which will be used to consummate the TEGNA Acquisition (as defined in the Amended Nexstar Credit Agreement) (the transactions described in this paragraph, collectively, the “Transactions”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Credit Agreement Amendments. Effective as of the Ninth Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)
Section 7.01(n) of the Existing Credit Agreement is hereby amended to replace the reference to “[Reserved]” set forth therein with “Liens of any Covenant Entity securing Guarantee Obligations permitted under Section 7.02(a)(iii) in respect of any Indebtedness of a Covenant Entity (as defined in the Nexstar Credit Agreement) described in Section 7.02(a)(iii) that is secured by Liens on assets of the Nexstar Guarantors; provided that the Liens described in this Section 7.01(n) shall rank pari passu with the Liens on the assets of the Nexstar Guarantors securing the relevant Indebtedness”; and
(b)
Section 7.02(a) is amended and restated in its entirety as follows:

“(i) the Secured Obligations, (ii) [Reserved], (iii) Guarantee Obligations in respect of any Indebtedness permitted to be incurred by any Covenant Entity (as defined in the Nexstar Credit Agreement) other than a Non-Loan Party (as defined in the Nexstar Credit Agreement) or a Digital Business Entity (as defined in the Nexstar Credit Agreement) or by any Holding Company (as defined in the Nexstar Credit Agreement) under Sections 7.02(a)(i), (a)(ii), (b), (g), (q), (t), (w) and (z) of the Nexstar Credit Agreement, provided that, with respect to clause (z) only, such Guarantee Obligations shall be limited to Indebtedness in respect of premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest of obligations described in Sections 7.02(a)(i), (a)(ii), (b), (g), (q), (t) and (w) of the Nexstar Credit Agreement and (iv) [Reserved];”.

2.
Effective Date Conditions. Each of (i) the amendments set forth in Section 1 hereof and (ii) the consent of the parties hereto in their capacities as Group Lenders under the Group Amended Credit Agreements shall each become effective on the date (the “Ninth Amendment Effective Date”, which shall be March 19, 2026) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:
(a)
this Amendment shall have been executed and delivered by (i) the Borrower, each of the other Loan Parties and the Mission Equity Holders, (ii) the Administrative Agent and (iii) Group Lenders comprising the Majority Lenders; and
(b)
and the Nexstar Amendment shall have become effective substantially concurrently with the Ninth Amendment Effective Date.

For purposes of determining whether the conditions set forth in this Section 2 have been satisfied, by releasing its signature page hereto, the Administrative Agent and each Group Lender party hereto shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, the Administrative Agent or such Group Lender, as the case may be.

3.
Representations and Warranties. The Borrower hereby represents and warrants, jointly and severally, that on and as of the Ninth Amendment Effective Date:
(a)
Each Loan Party (a) is a Person duly incorporated, organized or formed, and validly existing (to the extent applicable in the relevant jurisdiction), and in good standing under the Laws of the jurisdiction of its incorporation or organization, except, in the case of any Loan Party that is not the Borrower, where the failure of such Loan Party that is not the Borrower to be duly incorporated, organized or formed, and validly existing and in good standing could not reasonably be expected to have a Material Adverse Effect and (b) has all requisite power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party.

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(b)
The execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the Transactions, are within such Person’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Person’s Organization Documents.
(c)
This Amendment has been duly executed and delivered by such Person that is party thereto. This Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against each such Person that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
4.
Effects on Loan Documents.
(a)
On and after the Ninth Amendment Effective Date, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
(b)
Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.
(c)
Each of the parties hereto acknowledges and agrees that, on and after the Ninth Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.
(d)
The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Ninth Amendment Effective Date.
5.
Reaffirmation of the Loan Parties. Each Loan Party and each Mission Equity Holder hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which any Loan Party or Mission Equity Holder is a party is, and the obligations of such Person contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For the avoidance of doubt and without limiting the foregoing, each Loan Party and each Mission Equity Holder hereby confirms that (i) the Guaranties shall continue in full force and effect and are hereby reaffirmed and (ii) the existing security interests granted by such Person in favor of the Collateral Agent for the benefit of the Secured Parties (including, without limitation, the Lenders) pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Secured Obligations of the Loan Parties under the Amended Credit Agreement and the Amended Nexstar Credit Agreement, as applicable, and the other Loan Documents as and to the extent provided in the Loan Documents.

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6.
Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 of the Amended Credit Agreement.
7.
GOVERNING LAW. This Amendment AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.
Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.
Counterparts; Integration. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and “pdf”) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by any of the parties hereto of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each Lender party hereto may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each Lender party hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender party hereto, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
10.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO this Amendment OR THE TRANSACTIONS

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CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

[signature pages to follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

MISSION BROADCASTING, INC., as the Borrower

By: /s/ Dennis P. Thatcher

Name: Dennis P. Thatcher

Title: President

[Signature Page to Amendment No. 9 (Mission)]

NEXSTAR MEDIA GROUP, INC., as a Guarantor

By: /s/ Lee Ann Gliha

Name: Lee Ann Gliha

Title: Chief Financial Officer

NEXSTAR MEDIA INC., as a Guarantor

By: /s/ Lee Ann Gliha

Name: Lee Ann Gliha

Title: Chief Financial Officer

LIN Television of Texas, Inc.,

CA-LATS SOUTH, LLC,

IL-777 West Chicago Avenue, LLC,

IL-Tribune Tower, LLC,

KPLR, Inc.,

KSTU, LLC,

Tribune (FN) Cable Ventures, LLC,

Tribune Broadcasting Company II, LLC,

Tribune Broadcasting Hartford, LLC,

Tribune Broadcasting Kansas City, Inc.,

Tribune Broadcasting Seattle, LLC,

Tribune Media Company,

Tribune Real Estate Holdings, LLC,

Tribune Television New Orleans, Inc.,

WDAF License, Inc.,

WDAF Television, Inc.,

WITI License, LLC,

WITI Television, LLC,

WQAD, LLC,

BestReviews LLC,

News Communications, Inc.,

CAPITOL HILL PUBLISHING CORP.,

each as a Guarantor

By: /s/ Lee Ann Gliha

Name: Lee Ann Gliha

Title: Chief Financial Officer

[Signature Page to Amendment No. 9 (Mission)]

TEGNA INC.,

BELO ADVERTISING CUSTOMER SERVICES, INC.,

BELO CAPITAL BUREAU, INC.,

BELO CORP.,

BELO HOLDINGS, INC.,

BELO INVESTMENT LLC,

BELO KENTUCKY, INC.,

BELO SAN ANTONIO, INC.,

BELO TECHNOLOGY ASSETS II, INC.,

BELO TV, INC.,

CAPE PUBLICATIONS INC.,

COMBINED COMMUNICATIONS OF OKLAHOMA, LLC,

CORPORATE ARENA ASSOCIATES, INC.,

DAILY BLAST LIVE LLC,

G/O DIGITAL MARKETING, LLC,

GTMP HOLDINGS, LLC,

KENS-TV, INC.,

KFMB-TV, LLC,

KHOU-TV, INC.,

KING BROADCASTING COMPANY,

KING NEWS CORPORATION,

KMSB-TV, INC.,

KONG-TV, INC.,

KSKN TELEVISION, INC.,

KTTU-TV, INC.,

KTVK, INC.,

KVUE TELEVISION, INC.,

KWES TELEVISION, LLC,

KXTV, LLC,

LOCKED ON PODCAST NETWORK, INC.,

LSB BROADCASTING, INC.,

MULTIMEDIA ENTERTAINMENT, LLC,

MULTIMEDIA HOLDINGS CORPORATION,

MULTIMEDIA KSDK, LLC,

NORTHWEST CABLE NEWS, INC.,

NTV, INC.,

each as a Guarantor

By: /s/ Lee Ann Gliha

Name: Lee Ann Gliha

Title: Treasurer

[Signature Page to Amendment No. 9 (Mission)]

PACIFIC AND SOUTHERN, LLC,

PREMION INTERNATIONAL, INC.,

PREMION, LLC,

RADIOHIO INC.,

SANDER OPERATING CO. I LLC,

SANDER OPERATING CO. III LLC,

SANDER OPERATING CO. IV LLC,

SANDER OPERATING CO. V LLC,

SCREENSHOT DIGITAL, INC.,

SISTER CIRCLE LLC,

TEGNA BROADCAST HOLDINGS, LLC,

TEGNA BROADCAST SERVICE CENTER, LLC,

TEGNA EAST COAST BROADCASTING, LLC,

TEGNA MEMPHIS BROADCASTING, INC.,

TEGNA SUPPORT SERVICES, LLC,

TEXAS CABLE NEWS, INC.,

VIDEOHIO, INC.,

VIDEOINDIANA, INC.,

WBIR-TV, LLC,

WBNS TV, INC.,

WCNC-TV, INC.,

WFAA-TV, INC.,

WFMY TELEVISION LLC,

WKYC HOLDINGS, LLC,

WKYC-TV, LLC,

WTOL TELEVISION, LLC,

WUSA-TV, INC.,

WVEC TELEVISION, LLC,

WWL-TV, INC.,

each as a Guarantor

By: /s/ Lee Ann Gliha

Name: Lee Ann Gliha

Title: Treasurer

[Signature Page to Amendment No. 9 (Mission)]

/s/ DENNIS P. THATCHER

DENNIS P. THATCHER, as a Mission Equity Holder

[Signature Page to Amendment No. 9 (Mission)]

/s/ NANCIE J. SMITH

NANCIE J. SMITH, as a Mission Equity Holder

[Signature Page to Amendment No. 9 (Mission)]

bank of america, n.a., as Administrative Agent

By: /s/ Steven Gazzillo

Name: Steven Gazzillo

Title: Vice President

[Signature Page to Amendment No. 9 (Mission)]

bank of america, n.a., as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ L. Doreen Markowitz

Name: L. Doreen Markowitz

Title: Director

[Signature Page to Amendment No. 9 (Mission)]

J.P. MORGAN CHASE BANk, N.A., as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Christopher L. Beery

Name: Christopher L. Beery

Title: Vice President

[Signature Page to Amendment No. 9 (Mission)]

Goldman Sachs BANk usa, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Robert Ehudin

Name: Robert Ehudin

Title: Managing Director

[Signature Page to Amendment No. 9 (Mission)]

Truist BANk, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Jim C. Wright

Name: Jim C. Wright

Title: Director

[Signature Page to Amendment No. 9 (Mission)]

Capital One, National Association, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Andrew Yochem

Name: Andrew Yochem

Title: Duly Authorized Signatory

[Signature Page to Amendment No. 9 (Mission)]

Wells Fargo Bank, National Association, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Daniel Kurtz

Name: Daniel Kurtz

Title: Director

[Signature Page to Amendment No. 9 (Mission)]

Citizens Bank, N.A., as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Martin Rohan

Name: Martin Rohan

Title: Senior Vice President

[Signature Page to Amendment No. 9 (Mission)]

Credit Agricole Corporate And Investment Bank, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Jill Wong

Name: Jill Wong

Title: Director

By: /s/ Gordon Yip

Name: Gordon Yip

Title: Director

[Signature Page to Amendment No. 9 (Mission)]

Mizuho Bank, Ltd., as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Tracy Rahn

Name: Tracy Rahn

Title: Managing Director

[Signature Page to Amendment No. 9 (Mission)]

PNC Bank, National Association, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Jacob Mandel

Name: Jacob Mandel

Title: Vice President

[Signature Page to Amendment No. 9 (Mission)]

Regions Bank, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Alexander Karwowski

Name: Alexander Karwowski

Title: Director, Credit Products

[Signature Page to Amendment No. 9 (Mission)]

U.S. Bank National Association, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Cecilia Person

Name: Cecilia Person

Title: Senior Vice President

[Signature Page to Amendment No. 9 (Mission)]

UBS AG, Stamford Branch, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Blake Caruso

Name: Blake Caruso

Title: Director

By: /s/ Andrea Moore

Name: Andrea Moore

Title: Associate Director

[Signature Page to Amendment No. 9 (Mission)]

Canadian Imperial Bank of Commerce, New York Branch, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Kelly Petit de Mange

Name: Kelly Petit de Mange

Title: Managing Director

[Signature Page to Amendment No. 9 (Mission)]

M&T Bank, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Kate Williams

Name: Kate Williams

Title: Senior Vice President

By: /s/ Paul Hogan

Name: Paul Hogan

Title: Managing Director

[Signature Page to Amendment No. 9 (Mission)]

Barclays Bank PLC, as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Nicholas Sibayan

Name: Nicholas Sibayan

Title: Vice President

[Signature Page to Amendment No. 9 (Mission)]

Morgan Stanley Bank, N.A., as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Michael King

Name: Michael King

Title: Authorized Signatory

[Signature Page to Amendment No. 9 (Mission)]

Flagstar Bank, N.A., as a Revolving Credit Lender and a Group Lender under the Nexstar Credit Agreement

By: /s/ Matt Powers

Name: Matt Powers

Title: Senior Vice President

[Signature Page to Amendment No. 9 (Mission)]